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Exhibit 10.7

FIRST AMENDMENT TO IP LICENSE AGREEMENT

        This FIRST AMENDMENT TO IP LICENSE AGREEMENT (the "Amendment") is dated as of July 1, 2002 (the "Amendment Date"), and is entered into by and between Jazz Semiconductor, Inc., a Delaware corporation formerly known as Specialtysemi, Inc. ("Company"), and Conexant Systems, Inc., a Delaware corporation ("Conexant").

RECITALS

        WHEREAS, Company and Conexant are parties to that certain IP License Agreement dated as of March 12, 2002 (the "Agreement"); and

        WHEREAS, Company and Conexant wish to amend the Agreement.

AGREEMENTS

        NOW THEREFORE, in consideration of the promises and mutual agreements and covenants set forth herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

        1.    Defined Terms.    Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Agreement.

        2.    Amendment to Exhibit B, Section A, Paragraph 3.    Exhibit B, Section A, Paragraph 3 of the Agreement is hereby amended by replacing the Paragraph in its entirety with the following language as Section A, Paragraph 3:

  3.
  The sublicensee may not disclose, provide, or otherwise make the Licensed Materials or Design Kits (or any portion thereof) available to any third party (except for any portion of the Licensed Materials or Design Kits that has become generally available to the public through no fault of the sublicensee, that was provided to the sublicensee by a third party free of any confidentiality duties or obligations, or that the sublicensee can prove was independently developed by employees or contractors of the sublicensee without reference to the Licensed Materials or Design Kits, and except that the sublicensee may distribute the Design Kits to Customers and prospective Customers to the same extent, and subject to the same conditions and limitations, as the Company can distribute the Design Kits to Customers under Section 4).

        3.    Amendment to Exhibit B, Section B, Paragraph 4.    Exhibit B, Section B, Paragraph 4 of the Agreement is hereby amended by replacing the Paragraph in its entirety with the following language as Section B, Paragraph 4:

  4.
  The Customer or prospective Customer may not disclose, provide, or otherwise make the Design Kits (or any portion thereof) available to any third party, except for any portion of the Design Kits that has become generally available to the public through no fault of the Customer or prospective Customer, that was provided to the Customer or prospective Customer by a third party free of any confidentiality duties or obligations, or that the Customer or prospective Customer can prove was independently developed by employees or contractors of the Customer or prospective Customer without reference to the Design Kits.

        4.    Amendment to Exhibit B, Section B.    Exhibit B, Section B of the Agreement is hereby amended such that wherever "Prospective Customer" appears, the "P" shall be lowercase to reflect the fact that "Prospective Customer" is not a defined term in the Agreement.

        5.    Effect of Amendment.    Except as and to the extent expressly modified by this Amendment, the Agreement shall remain in full force and effect in all respects. The terms of this Amendment shall be applied retroactively, such that the Agreement shall be deemed to have read, as of March 12, 2002, as amended herein. In the event of a conflict between this Amendment and the Agreement, this Amendment shall govern.

        6.    Counterparts.    This Amendment may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

        7.    Governing Law.    This Amendment shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

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        The parties hereto have caused this Amendment to be executed and delivered as of the date set forth above.

JAZZ SEMICONDUCTOR, INC., a Delaware corporation
By:	/s/ MARK S. BECKER Name: Mark S. Becker Title: CFO
CONEXANT SYSTEMS, INC., a Delaware corporation
By:	/s/ DENNIS O'REILLY Name: Dennis O'Reilly Title: General Counsel and Secretary

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  Exhibit 10.7
FIRST AMENDMENT TO IP LICENSE AGREEMENT